UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                  CURRENT REPORT
        Pursuant To Section 13 or 15 (d) of the Securities Exchange Act of 1934

            Date of Report (Date of earliest event reported): March 17, 2005

                             TRIARC COMPANIES, INC.
                 --------------------------------------------------
               (Exact name of registrant as specified in its charter)


                  DELAWARE                   1-2207          38-0471180
                  -----------------      --------------      --------------
                  (State or Other          (Commission       (I.R.S. Employer
                  Jurisdiction of          File Number)      Identification No.)
                  Incorporation)

                  280 Park Avenue
                  New York, NY                               10017
                  -------------------------------------------------------------
                 (Address of principal executive offices)    (Zip Code)

              Registrant's telephone number, including area code:(212)  451-3000

                                             N/A
              ------------------------------------------------------------------
              (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

     On March 18, 2005, Triarc Companies, Inc. (the "Company") issued a press release announcing its results for the fiscal quarter and year ended January 2, 2005. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

     The information in Item 2.02 of this Current Report on Form 8-K, including the exhibits furnished pursuant to Item 2.02, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in
Item 2.02 of this Current Report on Form 8-K, including the exhibits furnished pursuant to Item 2.02, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933.

Item 8.01.     Other Events

     On March 17, 2005, Francis T. McCarron, Senior Vice President and Chief Financial Officer of the Company, was promoted to Executive Vice President and Chief Financial Officer of the Company.

     The press release, dated March 18, 2005, relating to the promotion of Mr. McCarron is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01.     Financial Statements and Exhibits

(c)            Exhibits

99.1           Press release of Triarc Companies, Inc. dated March 18, 2005.
99.2           Press release of Triarc Companies, Inc. dated March 18, 2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TRIARC COMPANIES, INC.


                                         By:     STUART I. ROSEN
                                            -------------------------
                                            Stuart I. Rosen
                                            Senior Vice President and
                                            Associate General Counsel

Dated:   March 18, 2005





                                  EXHIBIT INDEX

Exhibit                        Description

99.1     Press release of Triarc Companies, Inc. dated March 18, 2005
99.2     Press release of Triarc Companies, Inc. dated March 18, 2005